UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2007

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Corporate Dining Division

On April 17, 2007, Host America Corporation (the “Company”) entered into an Asset Purchase Agreement (the "Host Purchase Agreement”) with Host America Corporate Dining, Inc. (the “Host Purchaser”) for the sale of substantially all of the assets relating to the Company’s corporate dining business that specializes in the management of corporate dining rooms and cafeterias and such ancillary services as special event catering and office coffee services. The proposed sale of assets includes the “Host America” name. The President of the Host Purchaser is Timothy Hayes, the Director of Operations of the Company’s corporate dining division. The consideration to be paid to the Company pursuant to the Host Purchase Agreement consists of cash in the amount of $1.2 million, which is subject to adjustment based on the number of corporate dining accounts and inventory figures two days prior to closing.

Completion of the transaction is subject to, among other things, the Host Purchaser obtaining satisfactory financing, the Company receiving shareholder approval to consummate the transaction contemplated by the agreement, the Company receiving shareholder approval to amend its articles of incorporation to change its corporate name, the execution of a non-compete agreement by the Company, as well as all other customary closing conditions. In addition, Mr. David Murphy, our Chief Executive Officer is required to enter into a covenant not to compete for a period of five (5) years with the Host Purchaser. Mr. Murphy will receive $34,218 payable in 60 monthly installment payments as consideration for entering into the agreement.

The foregoing description of the Host Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Host Purchase Agreement which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Sale of Lindley Food Services

On April 17, 2007, the Company and Lindley Food Services Corporation, (collectively, the “Lindley Seller”) entered into an Asset Purchase Agreement (the “Lindley Purchase Agreement”) with Lindley Acquisition Corporation (the “Lindley Purchaser”) for the sale of substantially all of the assets relating to the Company’s Lindley Food Services subsidiary that engages in contract packaging, school meals and senior feeding services. The President of the Lindley Purchaser is Gilbert Rossomando, the President of the Company’s Lindley Food Services subsidiary and a current director of the Company. The Vice President of the Lindley Purchaser is Mark Cerreta, the Executive Vice President of the Company’s Lindley Food Services subsidiary. The consideration to be paid to the Company pursuant to the Lindley Purchase Agreement consists of cash in the amount of $2.5 million, which is subject to adjustment based on the net asset value of the Lindley subsidiary two days prior to closing. Mr. Rossomando has abstained from voting on this transaction.

Completion of the transaction is subject to, among other things, the Lindley Purchaser obtaining satisfactory financing, the Company having received shareholder approval to consummate the transaction contemplated by the agreement, the execution of non-compete agreements by the Company and Lindley Food Services, as well as all other customary closing conditions.

The foregoing description of the Lindley Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Lindley Purchase Agreement which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On April 19, 2007, Host America Corporation closed the sale of 755,000 shares of common stock and 226,500 common stock purchase warrants to a limited number of accredited investors. The securities were sold at a price of $1.00 per share for aggregate proceeds to the Company of $755,000. The warrants are exercisable for a period of the later of five years or two years after the shares underlying the warrants are listed and registered for resale pursuant to an effective registration at an exercise price of $1.75 per share. The offer and sale of the common stock and warrants was conducted by the officers and directors of the Company who did not receive any commissions or special remuneration and by a NASD-licensed broker-dealer who received a sales commission of $18,988 and 18,988 warrants exercisable under the same terms as those warrants sold as part of the offering.

The securities were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements under the Securities Act.  An appropriate “restricted” legend was placed on the securities.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.  The report is being filed pursuant to and in accordance with Rule 135c of the Securities Act.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 19, 2007, the Company issued a press release announcing the execution of the Host Purchase Agreement and the Lindley Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 of this Current Report, including the press release attached as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Asset Purchase Agreement dated April 17, 2007 by and among Host America Corporate Dining, Inc. and Host America Corporation and Timothy Hayes.
10.2	Asset Purchase Agreement dated April 17, 2007 by and among Lindley Acquisition Corp. and Lindley Food Services Corporation and Host America Corporation.
99.1	Press Release dated April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: April 19, 2007	By: /s/ David J. Murphy
David J. Murphy
President and Chief Executive Officer

HOST AMERICA CORPORATION
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Asset Purchase Agreement dated April 17, 2007 by and among Host America Corporate Dining, Inc. and Host America Corporation and Timothy Hayes.
10.2	Asset Purchase Agreement dated April 17, 2007 by and among Lindley Acquisition Corp. and Lindley Food Services Corporation and Host America Corporation.
99.1	Press Release dated April 19, 2007.